Exhibit 10.84

EXECUTION VERSION

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the securities and exchange commission pursuant to rule 406 of the securities act of 1933, as amended.

SECOND AMENDMENT TO ACCOUNTS AGREEMENT

This SECOND AMENDMENT TO ACCOUNTS AGREEMENT, effective as of October 24, 2014 (this “Amendment”), is entered into by and among 2013B ESA PROJECT COMPANY, LLC, a Delaware limited liability company (the “Borrower”), SILICON VALLEY BANK, a California corporation, as lender and as agent for the Secured Swap Providers (the “Lender”), and THE BANK OF NEW YORK MELLON, a New York banking corporation, as Accounts Bank (the “Accounts Bank”). The purpose of this Amendment is to amend that certain Accounts Agreement, dated as of July 19, 2013, as amended by the First Amendment to the Accounts Agreement, dated as of December 30, 2013 (as so amended, the “Accounts Agreement”), by and among the Borrower, the Lender and the Accounts Bank. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Accounts Agreement and the rules of interpretation set forth in the Accounts Agreement apply as if set forth herein.

WHEREAS, pursuant to the Amended and Restated Credit Agreement, dated as of September 25, 2013, as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of November 14, 2013, as further amended by the Second Amendment to Amended and Restated Credit Agreement, dated as of July 18, 2014, and as further amended by the Third Amendment to the Amended and Restated Credit Agreement, effective as of October 24, 2014, in each case, by and between the Borrower and the Lender (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between the Borrower and the Lender, the Lender agreed to make a credit facility available to the Borrower, subject to the terms and conditions set forth therein; and

WHEREAS, on and subject to the conditions of this Amendment, the undersigned are willing to agree to the requested amendments to the Accounts Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned agree as follows:

Section 1.    Amendments to the Accounts Agreement.

(a)    Section 4.2(c)(ix) of the Accounts Agreement is hereby deleted in its entirety and replaced with the following text:

“(ix) Ninth, on each Quarterly Payment Date after (i) a credit rating downgrade below Investment Grade of (x) a Qualified Customer (excluding the [***] Offtaker) that is then a party to an Offtake Agreement or (y) the [***] Guarantor, or (ii) a credit rating downgrade below “Investment Grade Credit Rating” (as defined in the AT&T Guaranty) of AT&T Corp., to the Lender, the

[***] Confidential Treatment Requested

amount certified by the Borrower in such Funds Withdrawal/Transfer Certificate, or otherwise determined by the Lender, as being the amount necessary to cause the Prospective Debt Service Coverage Ratio (calculated quarterly over a period from the date of determination through the sixtieth (60th) Quarterly Payment Date after the Date Certain) to equal [***], solely with respect to Loans attributable to the Systems that are subject to an Offtake Agreement with such downgraded Qualified Customer, an Offtake Agreement guaranteed by such downgraded [***] Guarantor, or an Offtake Agreement guaranteed by such downgraded AT&T Corp., as applicable; and”

Section 2.    Effectiveness. This Amendment shall be effective when it has been executed by the Borrower, the Lender and the Accounts Bank and shall thereafter be effective as of the date first set forth above.

Section 3. Limited Purpose. Notwithstanding anything contained herein, the amendments and modifications made hereby: (a) are limited amendments and modifications and do not waive, alter or amend any term of any Financing Document other than as expressly set forth herein, (b) are effective only with respect to the transactions described herein and in the Financing Documents for the specific instance and the specific purposes to which the relevant provisions apply, and (c) shall not be effective for any other purpose or transaction.

Section 4.    Effect on Accounts Agreement. Except as expressly amended hereby or otherwise provided herein, all of the terms and conditions of the Accounts Agreement and all other Financing Documents remain in full force and effect, and none of such terms and conditions are, or shall be construed as, otherwise amended or modified. All references to the Accounts Agreement in the Accounts Agreement and the other Financing Documents, and any documents, instruments and agreements related to them, shall hereafter refer to the Accounts Agreement as amended hereby.

Section 5.    Representations and Warranties. Each party represents and warrants to the other that:

(a)    the execution and delivery of this Amendment and the performance by such party of its obligations hereunder have been authorized by all requisite action on its part; and

(b)    this Amendment has been validly executed and delivered by such party, and assuming that this Amendment has been duly authorized, executed, and delivered by the other parties, constitutes a valid and binding obligation of such party, enforceable against such party in accordance with its terms.

Section 6.    Miscellaneous.

(a)    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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(b)    This Amendment shall be deemed a Financing Document.

(c)    This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(d)    Delivery of an executed counterpart of a signature page of this Amendment by telecopy or portable document format (“PDF”) shall be effective as delivery of a manually executed counterpart of this Amendment.

(e)    Pursuant to Sections 7.1 and 7.4 of the Accounts Agreement, the undersigned Lender hereby authorizes and directs the Accounts Bank to execute this Amendment and perform its obligations hereunder.

(f)    The parties hereto agree that the Accounts Bank shall be afforded all of the rights, privileges, protections, indemnities and immunities afforded to the Accounts Bank under the Accounts Agreement in connection with its execution of this Amendment and the performance of its duties hereunder.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Accounts Agreement to be executed by their respective officers effective as of the day and year first above written.

2013B ESA PROJECT COMPANY, LLC as the Borrower

By	/s/ William E. Brockenborough
Name:	William E. Brockenborough
Title:	Vice President

Second Amendment to Accounts Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Accounts Agreement to be executed by their respective officers effective as of the day and year first above written.

SILICON VALLEY BANK, as the Lender

By	/s/ Dan Baldi
Name:	Dan Baldi
Title:	Managing Director

Second Amendment to Accounts Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Accounts Agreement to be executed by their respective officers effective as of the day and year first above written.

THE BANK OF NEW YORK MELLON,
as the Account s Bank

By	/s/ Latoya S. Elvin
Name:	Latoya S. Elvin
Title:	Vice President

Second Amendment to Accounts Agreement